Leases - Carrying value of property leased or held for lease to others (Details) - Property leased or held for lease $ in Thousands	Dec. 31, 2019 USD ($)
Construction aggregates property	$ 35,294
Commercial property	54,534
Carrying Value of property owned by the Company leased or held for lease, gross	89,828
Less accumulated depreciation and depletion	14,477
Carrying Value of property owned by the Company leased or held for lease, net	$ 75,351